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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Equidyne Corporation (the "Company") on Form 10-QSB for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcus R. Rowan, Chief Executive Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that based on my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 12, 2003
                                            By: /s/ Marcus R. Rowan
                                                -------------------
                                                Marcus R. Rowan
                                                Chief Executive Officer

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